UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest): May 11, 2021

Commission File Number: 000-53170

GLOBAL WARMING SOLUTIONS, INC.
(Exact name of registrant as specified in charter)

Oklahoma	73-1561189
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

28751 Rancho California, Suite 100 Temecula, CA	92590
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (613) 636-1222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2021, Mr. Charles Mathews resigned as Chief Financial Officer of Global Warming Solutions, Inc. (the “Company”). Mr. Mathews resignation was not based on any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibit is being filed herewith:

Exhibit No.	Exhibit Description
17.1	Letter, dated May 11, 2021, from Charles Mathews to the Board of Directors of Global Warming Solutions, Inc.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WARMING SOLUTIONS, INC.

Date: May 14, 2021	By:	/s/ Michael Pollastro
Michael Pollastro
President and Chairman of the Board

3